Exhibit 99.2

Forward-Looking Statements 2 Certain matters discussed in this report include "forward-looking" statements. Forward-looking statements are identified as any statement that does not relate strictly to historical or current facts. Statements using words such as "anticipate," "believe," "intend," "project," "plan," "expect," "continue," "estimate," "goal," "forecast," "may" or similar expressions help identify forward-looking statements. Although we believe our forward-looking statements are based on reasonable assumptions and current expectations and projections about future events, we cannot give assurances that such expectations will prove to be correct. Forward-looking statements are subject to a variety of risks, uncertainties and assumptions. These transactions may not be consummated or the benefits therefrom may not be realized. These risks and uncertainties include volatility in the price of oil, natural gas, and natural gas liquids, declines in the credit markets and the availability of credit for the Partnership as well as for producers connected to the Partnership's system and its customers, the level of creditworthiness of, and performance by the Partnership's counterparties and customers, the Partnership's ability to access capital to fund organic growth projects and acquisitions, and the Partnership's ability to obtain debt and equity financing on satisfactory terms, the Partnership's use of derivative financial instruments to hedge commodity and interest rate risks, the amount of collateral required to be posted from time-to-time in the Partnership's transactions, changes in commodity prices, interest rates, and demand for the Partnership's services, changes in laws and regulations impacting the midstream sector of the natural gas industry, weather and other natural phenomena, industry changes including the impact of consolidations and changes in competition, the Partnership's ability to obtain required approvals for construction or modernization of the Partnership's facilities and the timing of production from such facilities, and the effect of accounting pronouncements issued periodically by accounting standard setting boards. Therefore, actual results and outcomes may differ materially from those expressed in such forward-looking information. In light of these risks, uncertainties and assumptions, the events described in the forward-looking statements might not occur or might occur to a different extent or at a different time than the Partnership has described. The Partnership undertakes no obligation to update publicly or to revise any forward-looking statements, whether as a result of new information, future events or otherwise.

3 Transaction Overview Energy Transfer Partners and Regency Energy Partners have formed a joint venture and entered into an agreement to purchase LDH Energy Asset Holdings LLC (LDH) from Louis Dreyfus Highbridge Energy LLC for approximately $1.925 billion in cash Energy Transfer Partners (ETP) will contribute $1.35 billion in exchange for a 70% interest in the joint venture Regency Energy Partners (Regency) will contribute $578 million in exchange for a 30% interest in the joint venture ETP will operate the assets on behalf of the joint venture with the existing LDH employees The joint venture will be a stand-alone entity with ETP and Regency each electing one director Regency will fund its respective ownership interest in the joint venture by issuing $204 million of equity and the remaining portion will be funded initially under the company's revolving credit facility The acquisition is subject to approval under the Hart-Scott-Rodino Antitrust Improvements Act and other customary closing conditions, and is expected to close in the second quarter of 2011 The acquisition significantly expands ETP's and Regency's asset portfolios, adding a natural gas liquids (NGLs) platform

4 Strategic Rationale Strategic Rationale Strategic Rationale Strategically Located Assets Assets are strategically located in: - Mont Belvieu, Texas - Permian Basin and Barnett Shale Favorable Market Fundamentals Crude-to-gas ratio at historically high levels Low relative pricing of light-end NGLs Fee-based Margins Storage and NGL transportation businesses provide 100% fee-based margins Fee-based income is estimated to be approximately 70% of LDH's total margin for 2011 Platform For Growth Opportunities for discernable, large-scale organic growth projects Diversification of Business Mix Adds significant NGL platform Assets serve a wide variety of energy products The acquisition will provide a strong, strategic platform on which to expand our service capabilities, while presenting opportunities for additional organic growth and partnerships By acquiring these assets, Regency and ETP will be well-positioned to offer comprehensive NGL solutions to natural gas producers

Asset Overview 5 Asset Map Mont Belvieu Storage Facility Hattiesburg Storage Facility Two cryogenic processing plants 25,000 Bbl/d fractionator Sea Robin Gas Processing Plant West Texas NGL Pipeline Storage Pipeline Transportation Fractionation and Processing The midstream assets include storage, pipeline, fractionation and processing facilities which handle a wide array of energy products, including natural gas, NGLs, petrochemicals and refined products Regency Waha Processing Plant

6 Combined Assets LDH's assets complement both Regency's and ETP's current geographic footprints Pro Forma Regency and Energy Transfer Asset Map

7 NGL Market Fundamentals Domestic NGL demand is expected to remain strong as a result of low relative feedstock costs coupled with increased global petrochemical demand As light-end NGLs de-couple from crude pricing, they have become the preferred feedstock for petrochemical producers As natural gas producers continue to drill in NGL- rich areas, the increased supply will create the need for additional NGL infrastructure NGL Price/Crude-to-Gas Ratio1 NGL Production Forecast, November 2010 - October 20112 Source: Public data and Regency internal analysis Source: Wells Fargo

Business Mix Overview Approximately 70% of LDH's 2011 margin is expected to be generated by fee-based midstream services, resulting in relatively stable and predictable cash flows 8 LDH 2011 Estimated Margin By Asset Segment

Conclusion Establishes a NGL platform that will significantly strengthen ETP's and Regency's service offerings to natural gas producers Acquisition will immediately give ETP and Regency a strong position in the liquids business that would be difficult to establish organically Further diversifies ETP's and Regency's business portfolio by adding NGL storage, fractionation and transportation capabilities Forming a joint venture provides both partnerships with the opportunity to capitalize on current market dynamics and future projects in the downstream markets The assets provide a downstream platform that complements ETP's and Regency's existing midstream assets and creates integrated growth opportunities across the entire natural gas and NGL value chain 9

Appendix

Mont Belvieu & Hattiesburg Storage Location: Mont Belvieu, TX Products Stored: NGLs, refined products and petrochemicals (ethylene) Capacity: 43 million Bbls in salt dome capacity, 23 million Bbls brine pond capacity Connectivity: 16 pipelines, 4 Mont Belvieu area fractionators and 8 refineries/chemical plants 200 miles of area pipeline - refined products transport to Colonial and Explorer pipelines Business divided into Dedicated NGL storage, Fungible NGL storage and Refined Products storage Contracts are typically 1 - 3 year in duration with a 95% plus renewal rate 100% fee-based cash flows Location: Hattiesburg, MS Products Stored: NGLs (propane and butane) Capacity: 3.9 million Bbls in three salt dome caverns Connectivity: Dixie pipeline serving propane demand in Southeast Contracts typically one-year in duration, renegotiated annually 100% fee-based cash flows Mont Belvieu Storage Facility Hattiesburg Storage Facility 11

Pipeline Transportation 1,066-mile long-haul 12" pipeline with 12 pump stations (21,500 HP) Total Capacity Delivered to Mont Belvieu: 144,000 Bbls/d Approximately 87,000 Bbls/d from Permian Basin Remaining capacity from Barnett Shale and east Texas Connectivity: 20 injection points with connections to four third-party fractionators Contract Types: Dedicated or take-or-pay contract agreements Average term of four years Regulation: Intrastate tariff filed with Texas Railroad Commission, not FERC regulated Storage: 200,000 Bbls NGL storage facility in Midland, TX used for system balancing Intrastate NGL pipeline system running from the Permian Basin and Barnett Shale to Mont Belvieu West Texas Pipeline 12 Regency Waha Processing Plant Energy Transfer Godley Processing Plant

Refinery Services & Sea Robin Processing Plant

Refinery Services

- Off-gas processing and Olefins-grade NGL fractionation complex that cryogenically processes refinery off-gas, returning the methane stream to the refiners for use as fuel, and fractionating the O-grade NGL stream into its higher value components
  - Located along the Mississippi River refinery corridor in southern Louisiana
  - Two cryogenic off-gas processing plants co-located with third-party crude refinery complexes
    - Chalmette Croygenic Plant (54 MMcf/d capacity)
    - Sorrento Cyrogenic Plant (28 MMcf/d capacity)
  - O-grade NGL fractionator located in Geismar, LA (25,000 Bbls/d capacity)
    - Connected by 85-mile pipeline to Sorrento and Chalmette processing plants



Legend
Fractionator
Cryogenic Plant
Host Refinery
Geismar NGL / Olefins Fractionator
Refinery Services Pipeline (~85 miles)
Lake Pontchartrain
Convent Refinery
Sorrento Cryogenic Plant
Chalmette Cryogenic Plant
Chalmette Refining LLC

Sea Robin Processing Plant

- Cryogenic wet gas processing plant "straddling" the Sea Robin pipeline system, adjacent to Henry Hub
  - Located in southern Louisiana
  - Straddle plant located on Sea Robin Pipeline
  - In-Service Date: 1973
  - Capacity: 850 MMcf/d residue, 26,000 Bbls/d NGL
  - LDH currently maintains a ~20% interest in the plant
  - Connectivity: Nine interstate and four intrastate residue pipelines and various deepwater production fields



Kaplan
Abbeville
Loreauville
New Iberia
90
Henry Hub
Sea Robin Gas Plant
Jeanerette
Esther
Baldwin
Franklin
90
Vermilion Bay
West Cote Bay
Patterson
Pecan Island

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